UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported) July 31, 2007

                          NATIONAL R.V. HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                       001-12085             33-0371079
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 (State or other jurisdiction      (Commission File No.)   (I.R.S. Employer
     of incorporation)                                      Identification No.)

                            100 West Sinclair Street
                            Perris, California 92571
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              (Address of principal executive offices and zip code)

       Registrant' s telephone number, including area code: (951) 436-3000


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02.    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
              APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.


Effective July 31, 2007, Michael Gorin was appointed to the Board of Directors of National R.V. Holdings, Inc. (the "Company"). Mr. Gorin will serve as a Class III Director with a term expiring at the Company's annual meeting of stockholders to be held in 2009. Mr. Gorin was also appointed Chairman of the Audit Committee of the Board of Directors.

The press release announcing the appointment of Mr. Gorin is attached as Exhibit 99.1.


ITEM 9.01(d).     FINANCIAL STATEMENTS AND EXHIBITS

99.1 Press Release of National R.V. Holdings, Inc. dated August 6, 2007.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                       NATIONAL R.V. HOLDINGS, INC.



                                       By:    /s/ Thomas J. Martini
                                              --------------------------------
                                              Thomas J. Martini
                                              Chief Financial Officer



Date:  August 6, 2007



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